UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 5, 2021

VIMEO HOLDINGS, INC.*

(Exact name of registrant as specified in charter)

Delaware	333-251656-01	85-4334195
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

*The Registrant is currently named Vimeo Holdings, Inc. In connection with the consummation of the spin-off described in the Registrant’s other filings with the SEC, Vimeo Holdings, Inc. plans to change its name to "Vimeo, Inc."

Item 2.02	Results of Operations and Financial Condition.

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events.

On May 5, 2021, Vimeo Holdings, Inc. (the “Company”) announced that it had released its results for the quarter ended March 31, 2021. The full text of the related press release, which is posted on the Company’s website at https://vimeo.com/investors/ and appears in Exhibit 99.1 hereto, is incorporated herein by reference.

The information furnished under Items 2.02, 7.01 and 8.01, and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Vimeo Holdings, Inc., dated May 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Information

This communication may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: Vimeo’s future financial performance, business prospects and strategy, including the possibility of separating Vimeo from IAC/InterActiveCorp (“IAC”). Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: the risks inherent in separating Vimeo from IAC, the risks that such separation will not be completed, on the anticipated timing or at all, or that if completed, that the anticipated benefits from the separation will not be realized, changes in the regulatory landscape, in particular, changes in laws that might increase the liability of online intermediaries for user-generated content, reputational damage caused by problematic user content or our decisions to remove (or not remove) it; changes in policies implemented by third party platforms upon which we rely for traffic and distribution of mobile apps, increased competition in the online video category, our ability to convert visitors into uploaders and uploaders into paying subscribers, our ability to retain paying subscribers by maintaining and improving our value proposition, our ability to provide video storage and streaming in a cost-effective manner, our ability to successfully scale our enterprise business, our ability to protect sensitive date from unauthorized access, the integrity, quality, scalability and redundancy of our systems, technology and infrastructure (and those of third parties with whom we do business), our ability to operate in (and expand into additional) international markets successfully, our ability to adequately protect our intellectual property rights and not infringe the intellectual property rights of third parties and the possibility that our historical consolidated, foreign exchange currency rate fluctuations, the impact of the COVID-19 outbreak on our business, adverse changes in economic conditions and combined results may not be indicative of our future results. Certain of these and other risks and uncertainties are discussed in Vimeo Holdings, Inc.’s and IAC’s filings with the Securities and Exchange Commission. Other unknown or unpredictable factors that could also adversely affect Vimeo’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of Vimeo’s management as of the date of this communication. Vimeo does not undertake to update these forward-looking statements.

No Offer or Solicitation / Additional Information and Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is being made in respect of a proposed transaction involving IAC, Vimeo Holdings and Vimeo. In connection with the proposed transaction, IAC and Vimeo Holdings have filed with the Securities and Exchange Commission (the “SEC”) a joint registration statement on Form S-4/A (the “Form S-4”) that includes a proxy statement/prospectus of IAC, and a consent solicitation statement of Vimeo, and IAC and Vimeo Holdings may file one or more other documents with the SEC. The Form S-4 was declared effective by the SEC on April 7, 2021. Each of IAC and Vimeo has mailed or otherwise made available the definitive proxy statement/prospectus/consent solicitation statement to its shareholders as required by applicable law. This communication is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS OF IAC AND VIMEO ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. Copies of documents filed with the SEC by IAC may be obtained free of charge on IAC's website at www.iac.com.

Participants in the Solicitation

IAC, Vimeo Holdings and Vimeo, and IAC's and Vimeo Holdings’ directors and executive officers, may be deemed to be participants in the solicitation of proxies from IAC's stockholders in favor of the proposed Spin-off and the solicitation of consents from Vimeo's stockholders in favor of the proposed transaction under the rules of the SEC. Information about IAC's and Vimeo Holdings’ directors and executive officers is available in the joint proxy statement/consent solicitation statement/prospectus filed with the SEC on April 8, 2021. Additional information regarding participants in the solicitations and a description of their direct and indirect interests is included in the joint proxy statement/consent solicitation statement/prospectus filed with the SEC on April 8, 2021, and any other relevant documents filed or which may be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIMEO HOLDINGS, INC.

	By:	/s/ Glenn Schiffman
	Name:	Glenn Schiffman
	Title:	Chief Financial Officer
Date: May 5, 2021